SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                February 1, 1998
                Date of Report (Date of earliest event reported)



                                  VENCOR, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-10989                61-1055020
(State of Incorporation)         (Commission              (IRS Employer
                                 File Number)          Identification Number)





                               3300 Aegon Center,
                             400 West Market Street,
                           Louisville, Kentucky 40202
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:(502) 569-7300



                                       N/A
         (Former name or former address, if changed since last report)

Items 1-4. NOT APPLICABLE


Item 5. OTHER EVENTS

         On February 1, 1998, Vencor, Inc.(the "Company") announced that it intends to separate into two public companies, both of which are anticipated to be listed on the New York Stock Exchange. The Company intends to create a real estate investment trust by distributing to its stockholders shares of a newly organized subsidiary that will own all of the Company's operating business and non-real estate assets. The Company filed preliminary proxy materials for the proposed distribution with the Securities and Exchange Commission on January 30, 1998. A copy of the press release is attached to this filing and is incorporated herein by reference.


Item 6. NOT APPLICABLE


Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired

              Not Applicable

         (b)  Pro Forma Financial Information

              Not Applicable

         (c)  Exhibits
              Exhibit 99.1 -- Press Release Dated February 1, 1998.


Items 8-9. NOT APPLICABLE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VENCOR, INC.


Date:  February 3, 1998                    By:  /s/ W. Bruce Lunsford
                                                ------------------------
                                                W. Bruce Lunsford
                                                Chairman of the Board,
                                                President and Chief
                                                Executive Officer

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
99.1                     Press Release, dated February 1, 1998